UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2024

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-92000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to the Bank of America Credit Facility

On July 16, 2024, Churchill NCPCIF CLO-I LLC (f/k/a NCPIF SPV I LLC) (“SPV I”), a wholly owned subsidiary of Nuveen Churchill Private Capital Income Fund (the “Fund”), entered into Amendment No. 3 to the Credit Agreement (the “Amendment”), amending the Credit Agreement, dated as of April 19, 2022 (as amended on October 4, 2022 and March 21, 2023, and as further amended by the Amendment, the “Credit Agreement”), by and among SPV I, as the borrower, the lenders party thereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the Fund, as servicer, relating to the revolving credit facility (the “Bank of America Facility”).

The Amendment, among other things: (i) reduces the maximum amount available under the Bank of America Facility from $250 million to $150 million (which may be increased by up to an additional $100 million through the exercise of an accordion feature, subject to the consent of the increasing lenders); (ii) permits the addition of other subsidiaries of the Fund as co-borrowers with SPV I, and the removal of co-borrowers in connection with a take-out securitization from time to time; (iii) temporarily reduces the commitment fee payable on the unused amount of the commitments from 0.40% to 0.20% until October 16, 2024; and (iv) temporarily reduces the unused portion of the Administrative Agent’s commitments that accrue a further 1.1% commitment fee from 70% of its commitment to 0% prior to February 16, 2025, then to 40% of its commitments until May 16, 2025, then to 60% of its commitments prior to July 16, 2025, and then back to 70% thereafter.

In connection with the Amendment, on July 16, 2024, NCPCIF SPV II, LLC (“SPV II”), a wholly owned subsidiary of the Fund, entered into a joinder agreement pursuant to which it became a co-borrower under the Credit Agreement (the “Joinder”), and the Fund and SPV II entered into a purchase and sale agreement (the “Sale Agreement”) pursuant to which the Fund agreed to sell and contribute certain collateral loans to SPV II from time to time. In addition, effective July 16, 2024, SPV I was released as a co-borrower under the Credit Agreement in connection with the closing of the 2024 Debt Securitization (as described below).

The description above is only a summary of the material provisions of the Amendment, the Joinder, and the Sale Agreement and is qualified in its entirety by reference to the copy of the Amendment, the Joinder, and the Sale Agreement, which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference thereto.

CLO-I Closing

On July 16, 2024 (the “Closing Date”), the Fund completed a $398,700,000 term debt securitization (the “2024 Debt Securitization”). The term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by the Fund.

The debt offered in the 2024 Debt Securitization (the “2024 Debt”) was issued and incurred by Churchill NCPCIF CLO-I LLC (formerly known as NCPIF SPV I LLC) (the “2024 Issuer”), a direct, wholly owned, consolidated subsidiary of the Fund, pursuant to (i) an indenture and security agreement, dated as of the Closing Date (the “Indenture”), and (ii) a Class A-L loan agreement, dated as of the Closing Date (the “Class A-L Loan Agreement"). The 2024 Debt consists of (i) $197 million of AAA-rated Class A Notes, which bear interest at the three-month Term SOFR plus 1.70%; $48 million of AA-rated Class B Notes, which bear interest at the three-month Term SOFR plus 1.95%; $26 million of A-rated Class C Notes, which bear interest at the three-month Term SOFR plus 2.55%; and $92.7 million of Subordinated Notes, which do not bear interest (collectively, the “2024 Notes”) and (ii) $35 million of AAA-rated Class A-L Loans, which bear interest at the three-month Term SOFR plus 1.70% (the “2024 Class A-L Loans”). The Fund directly retained all of the Subordinated Notes.

The 2024 Debt is backed by a diversified portfolio of senior secured and second lien loans. Each of the Indenture and the Class A-L Loan Agreement contain certain conditions pursuant to which loans can be acquired by the 2024 Issuer, in accordance with rating agency criteria or as otherwise agreed with certain institutional investors who purchased the 2024 Debt. Through July 20, 2028, all principal collections received on the underlying collateral may be used by the 2024 Issuer to purchase new collateral under the direction of the Fund, in its capacity as collateral manager of the 2024 Issuer and in accordance with the Fund’s investment strategy, allowing the Fund to maintain the initial leverage in the 2024 Debt Securitization. The 2024 Notes are due on July 20, 2036 and the 2024 Class A-L Loans mature on July 20, 2036.

The 2024 Debt is the secured obligation of the 2024 Issuer, and the Indenture and the Class A-L Loan Agreement governing the 2024 Debt include customary covenants and events of default. The 2024 Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or applicable exemption from registration.

The Fund serves as collateral manager to the 2024 Issuer under a collateral management agreement (the “Collateral Management Agreement”) and will waive any management fee due to it in consideration for providing these services.

The description above is only a summary of the material provisions of the Indenture and the Class A-L Loan Agreement governing the 2024 Debt and the Collateral Management Agreement and is qualified in its entirety by reference to the copy of the Indenture, the Class A-L Loan Agreement, and the Collateral Management Agreement, which are filed as Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6 to this Current Report on Form 8-K and are incorporated herein by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3 to the Credit Agreement, dated as of July 16, 2024, by and among Churchill NCPCIF CLO-I LLC, as the borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, and Nuveen Churchill Private Capital Income Fund, as servicer.

10.2
Joinder Agreement, dated as of July 16, 2024, to that certain Credit Agreement, dated as of April 19, 2022 (as amended from time to time), among NCPCIF SPV II, LLC and Bank of America, N.A., as administrative agent

10.3	Purchase and Sale Agreement, dated as of July 16, 2024, by and between Nuveen Churchill Private Capital Income Fund, as seller, and NCPCIF SPV II, LLC, as purchaser.
10.4	Indenture and Security Agreement, dated as of July 16, 2024, by and between Churchill NCPCIF CLO-I LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee.
10.5
Class A-L Loan Agreement, dated July 16, 2024, by and among Churchill NCPCIF CLO-I LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and as trustee under the Indenture and Security Agreement, and each of the Class A-L lenders party thereto.

10.6	Collateral Management Agreement, dated as of July 16, 2024, by and between Churchill NCPCIF CLO-I LLC, as issuer, and Nuveen Churchill Private Capital Income Fund, as collateral manager.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: July 19, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President